As filed with the Securities and Exchange Commission on February 26, 2010
                                               Securities Act File No. 333-81209
                                       Investment Company Act File No. 811-09397


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]


     Pre-Effective Amendment No.     ___                                     [ ]

     Post-Effective Amendment No.    13                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No.                   14                                      [X]


                           THE GABELLI UTILITIES FUND
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Bruce N. Alpert                         Richard T. Prins, Esq.
The Gabelli Utilities Fund              Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                    Four Times Square, 30th Floor
Rye, New York 10580-1422                New York, New York 10036

     It is proposed that this filing will become effective:


     [ ]  immediately upon filing pursuant to paragraph (b); or

     [ ]  on __________, pursuant to paragraph (b); or

     [ ]  60 days after filing pursuant to paragraph (a)(1); or

     [X]  on April 30, 2010 pursuant to paragraph (a)(1); or

     [ ]  75 days after filing pursuant to paragraph (a)(2); or

     [ ]  on [____] pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           THE GABELLI UTILITIES FUND
                                  (THE "FUND")



CLASS   TICKER SYMBOL
-----   -------------
 AAA        GABUX



PROSPECTUS
APRIL [30], 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
                (Net Asset Value per share may be obtained daily
                     by calling 800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY .................................................................   [__]
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES,
   AND RELATED RISKS ....................................................   [__]
MANAGEMENT OF THE FUND ..................................................   [__]
INDEX DESCRIPTIONS ......................................................   [__]
PURCHASE OF SHARES ......................................................   [__]
REDEMPTION OF SHARES ....................................................   [__]
EXCHANGE OF SHARES ......................................................   [__]
PRICING OF FUND SHARES ..................................................   [__]
DIVIDENDS AND DISTRIBUTIONS .............................................   [__]
TAX INFORMATION .........................................................   [__]
MAILINGS TO SHAREHOLDERS AND E-DELIVERY .................................   [__]
FINANCIAL HIGHLIGHTS ....................................................   [__]

                                     SUMMARY



                              INVESTMENT OBJECTIVE



The Fund seeks to provide a high level of total return through a combination of capital appreciation and current income.



FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.



SHAREHOLDER FEES (fees paid directly from your investment):
   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price) ..................................     None
   Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
      offering price, whichever is lower) ..................................     None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends
      (as a percentage of amount invested) .................................     None
   Redemption Fee (as a percentage of amount redeemed for shares held 7 days
      or less) payable to the Fund .........................................     2.00%
   Exchange Fee ............................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
   Management Fees .........................................................     1.00%
   Distribution and Service (Rule 12b-1) Fees ..............................     0.25%
   Other Expenses ..........................................................   [_.__]%
   [Acquired Fund Fees and Expenses] .......................................   [_.__]%
                                                                               ------
Total Annual Fund Operating Expenses .......................................   [_.__]%
                                                                               ======



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$[___]    $[___]    $[___]    $[___]



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies (i) that are involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications, and Internet (each, a "Utility Company" and collectively, "Utility Companies"), and (ii) that the Fund's portfolio management team of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes have the potential to achieve either capital appreciation or current income. The Adviser will emphasize quality in selecting utility investments, and will look for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. For additional information about selection of investments suitable for the Fund, see page [___].



In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills, and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stocks; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio management team.



The Fund's assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.



The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers.



                                 PRINCIPAL RISKS



YOU MAY WANT TO INVEST IN THE FUND IF:



     -    you are a long-term investor



     -    you seek growth of capital as well as current income



     - you wish to include an income strategy as a portion of your overall investments



     -    you believe that the utilities industry can generate growth of capital



The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Fund is also subject to the following risks: that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that no event occurs to surface the value expected by the Adviser or that regulatory actions adversely affect the Fund's portfolio securities. As a consequence of its policy of concentrating in the utility industry, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. Foreign securities are subject to currency, information, and political risks.

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell shares of the Fund, they could be worth more or less than what you paid for them.



The principal risks presented by the Fund are:



     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.



     - FUND AND MANAGEMENT RISK. The Fund's performance may be poorer than that of other funds if, for example, the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the portfolio management team is incorrect in its assessment of the values of the securities the Fund holds, no event occurs which surfaces value, or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.



     - INDUSTRY RISK. The Fund's investments in Utility Companies may be more susceptible to factors affecting those particular types of companies and may decline in value because of various factors, including increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services.



     - REGULATORY RISK. The Fund's investments in Utility Companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares held of a public utility. In addition, various types of ownership restrictions are imposed by the Federal Communications Commission, on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.



     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and 10 years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.

                           THE GABELLI UTILITIES FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)


                                   (BAR CHART)

2000    16.44%
2001   -15.36%
2002   -15.06%
2003    29.47%
2004    15.59%
2005     8.36%
2006    23.09%
2007     8.58%
2008   -20.90%
2009    [___]%


During the years shown in the bar chart, the highest return for a quarter was [22.1]% (quarter ended [June 30, 2003]) and the lowest return for a quarter was [(20.5)]% (quarter ended [September 30, 2002]).



                   AVERAGE ANNUAL TOTAL RETURNS
             (FOR THE YEARS ENDED DECEMBER 31, 2009)                PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------------------------------   -------------   ---------------   --------------
The Gabelli Utilities Fund Class AAA Shares
   Return Before Taxes ..........................................      [_.__]%          [_.__]%           [_.__]%
   Return After Taxes on Distributions ..........................      [_.__]%          [_.__]%           [_.__]%
   Return After Taxes on Distributions and Sale of Fund Shares ..      [_.__]%          [_.__]%           [_.__]%
Standards & Poor's ("S&P") 500 Index (reflects no deduction
   for fees, expenses, or taxes) ................................      [_.__]%          [_.__]%           [_.__]%
S&P 500 Utilities Index (reflects no deduction for fees,
   expenses, or taxes) ..........................................      [_.__]%          [_.__]%           [_.__]%
Lipper Utility Fund Average (reflects no deduction for fees,
   expenses, or taxes) ..........................................      [_.__]%          [_.__]%           [_.__]%



After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. [In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains.] Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").



                                   MANAGEMENT



THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Fund.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on [____].

                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.



          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.



               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek a high level of total return through a combination of capital appreciation and current income. The investment objective of the Fund may not be changed without shareholder approval.



Under normal circumstances, the Fund invests at least 80% of its net assets in securities of Utility Companies that the Adviser believes have the potential to provide either capital appreciation or current income (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Board of Trustees (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. However, the Fund intends to focus on those companies in this industry whose common stocks have the potential for capital appreciation. The Fund's performance is expected to reflect conditions affecting the utilities industry. This industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities. These factors may change rapidly. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.



Undervaluation of the stock of a Utility Company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:



     -    the underlying value of a company's fixed assets,



     -    the level of demand for services,

     -    the underlying value of the companies within the utilities industry,



     -    beneficial changes in interest rates,



     -    beneficial changes in the price and availability of fuel,



     -    the value of a consumer or commercial franchise,



     - changes in the economic or financial environment affecting the company,



     -    new or rapidly expanding markets,



     - technological developments or advancements affecting the company or its products,



     - changes in local and national governmental regulations, political climate, or competitive conditions, or



     - changes in environmental protection or energy conservation regulations.



Actual events that may lead to a significant increase in the value of a company's securities include:



     -    favorable earnings surprises relative to analysts' expectations,



     -    a beneficial change in the local or national governmental regulations,



     - a beneficial change in environmental protection regulations or energy conservation regulations,



     -    a merger or reorganization or recapitalization of the company,



     -    a sale of a division of the company,



     -    a tender offer (an offer to purchase investors' shares),



     - the retirement or death of a senior officer or substantial shareholder of the company, or



     -    a beneficial change in the company's dividend policy.



In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills, and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stocks; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio management team.



The Fund's assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.



The Fund's policy of concentration in companies in the utilities industry is a fundamental policy of the Fund. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the Investment Company Act of 1940, as amended) (the "1940 Act") of the Fund's outstanding shares.

The Fund may also use the following investment techniques:



     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies, and instrumentalities or high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.



     - FOREIGN SECURITIES. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers.



The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information ("SAI") which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Fund's website at www.gabelli.com.



Investing in the Fund involves the following risks:



     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.



     - FUND AND MANAGEMENT RISK. The Fund's performance may be poorer than that of other funds if, for example, the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the portfolio management team is incorrect in its assessment of the values of the securities the Fund holds, no event occurs which surfaces value, or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.



     - INDUSTRY RISK. The Fund's investments in Utility Companies may be more susceptible to factors affecting those particular types of companies and may decline in value because of various factors, including increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services.



     - REGULATORY RISK. The Fund's investments in Utility Companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares held of a public utility. In addition, various types of ownership restrictions are imposed by the Federal Communications Commission, on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.



     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                             MANAGEMENT OF THE FUND



THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



The Fund's semi-annual report to shareholders for the period ended June 30, 2009, contains a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day investment decisions of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since its inception as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer - Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.



The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts managed by Mr. Gabelli and Mr. Gabelli's ownership of securities, if any, in the funds he manages.



REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.

                               INDEX DESCRIPTIONS



S&P 500 INDEX



The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.You cannot invest directly in the S&P 500 Index.



S&P 500 UTILITIES INDEX



The S&P 500 Utilities Index is an unmanaged market capitalization-weighted index consisting of the 49 gas, electric, and telephone stocks that are included in the S&P 500 Index, a market capitalization-weighted index of common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Utilities Index.



THE LIPPER UTILITY FUND AVERAGE



The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar service, or (ii) where Gabelli & Company, Inc., the Fund's distributor (the "Distributor") has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.


- BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Utilities Fund" to:

BY MAIL                                 BY PERSONAL DELIVERY
THE GABELLI FUNDS                       THE GABELLI FUNDS
P.O. BOX 8308                           C/O BFDS
BOSTON, MA 02266-8308                   30 DAN ROAD
                                        CANTON, MA 02021-2809


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


- BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI UTILITIES FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements the shares of all Classes are substantially the same.



CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.



RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales;
(ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.



The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.



Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.



The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.



                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.


In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.


While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

     - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if the Fund's value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.


In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     -    you may realize a taxable gain or loss;

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through the Distributor, directly through the Fund's transfer agent, or through a registered broker-dealer.


     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com.You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of the Fund's Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.



Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's NAV that has affected, or is likely to affect, more than minimally the NAV of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.



When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Fund's Board. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser's fair value determinations periodically. The values of the Fund's portfolio securities may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends, if any, monthly, and to distribute, at least annually, substantially all net capital gain. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares.You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. The Fund has been distributing $0.07 per share on a monthly basis. This policy may be changed by the Board at any time. To the extent that distributions are in excess of the Fund's current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at long-term capital gain rates no matter how long you have owned your shares. To the extent distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Any capital loss carryforward that the Fund has will reduce net capital gain in a subsequent year (thereby reducing the amount of Capital Gain Dividends that the Fund may pay in that year) without a corresponding reduction in current earnings and profits. Therefore, any distributions that exceed net capital gain (as reduced by the carryforward) will be taxable as ordinary income at least to the extent of the carryforward. The policy of paying a monthly distribution in excess of net investment income, together with 1940 Act limitations on the Fund's ability to designate Capital Gain Dividends, may restrict the Fund's ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.



                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY



In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by [_________], independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


Selected data for a share of beneficial interest outstanding throughout each period:



                           INCOME FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                        --------------------------------------  -------------------------------------------------
                                          Net
             Net Asset               Realized and      Total                    Net
   Period      Value,       Net       Unrealized       from         Net       Realized
   Ended     Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on    Return of      Total
December 31  of Period  Income (a)    Investments   Operations    Income    Investments   Capital   Distributions
-----------  ---------  ----------  --------------  ----------  ----------  -----------  ---------  -------------
CLASS AAA
   2009       $[_.__]     $[_.__]       $[_.__]       $[_.__]     $[_.__]     $[_.__]     $[_.__]      $[_.__]
   2008         9.08        0.15         (1.96)        (1.81)      (0.12)      (0.02)      (0.70)       (0.84)
   2007         9.16        0.16          0.60          0.76       (0.13)      (0.27)      (0.44)       (0.84)
   2006         8.20        0.17          1.63          1.80       (0.16)      (0.18)      (0.50)       (0.84)
   2005         8.36        0.15          0.53          0.68       (0.15)      (0.09)      (0.60)       (0.84)

                                                                      RATIOS TO AVERAGE NET ASSETS/
                                                                            SUPPLEMENTAL DATA
                                                          -----------------------------------------------------

                         Net Asset            Net Assets                 Operating       Operating
   Period                  Value,               End of        Net        Expenses        Expenses     Portfolio
   Ended     Redemption    End of     Total     Period    Investment      Net of          Before       Turnover
December 31    Fees(a)     Period    Return+  (in 000's)    Income    Reimbursements  Reimbursements    Rate++
-----------  ----------  ---------  --------  ----------  ----------  --------------  --------------  ---------
CLASS AAA
   2009      $[_.__]      $[_.__]    [__._]%  $[___.___]    [_.__]%      [_.__]%         [_.__]%        [__]%
   2008        0.00(b)      6.43     (20.9)     123,864      1.92         1.43(c)         1.43(c)        19
   2007       (0.00)(b)     9.08       8.6      161,930      1.78         1.42(c)         1.41           19
   2006        0.00(b)      9.16      23.1      157,645      2.02         1.44            1.44           24
   2005        0.00(b)      8.20       8.4      124,437      1.79         1.50            1.50           18



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 47%, 37%, and 33% respectively.


(a)  Per share data is calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2007 would have been 1.41%. For the year ended December 31, 2008, the effect of custodian fee credits was minimal.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its web-site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                           THE GABELLI UTILITIES FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free phone, or the internet as follows:

                           The Gabelli Utilities Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com



You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington D.C. You can get text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 1-202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

Investment Company Act File No. 811-09397

                           THE GABELLI UTILITIES FUND
                                  (THE "FUND")



CLASS   TICKER SYMBOL
-----   -------------
  A         GAVAX
  B         GAVBX
  C         GAVCX
  I         GAVIX



PROSPECTUS
[APRIL 30], 2010


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                             EMAIL: info@gabelli.com
                   (Net Asset Value per share may be obtained
                 daily by calling 800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY ..................................................................   [_]
INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES,
   AND RELATED RISKS .....................................................   [_]
MANAGEMENT OF THE FUND ...................................................   [_]
INDEX DESCRIPTIONS .......................................................   [_]
CLASSES OF SHARES ........................................................   [_]
PURCHASE OF SHARES .......................................................   [_]
REDEMPTION OF SHARES .....................................................   [_]
EXCHANGE OF SHARES .......................................................   [_]
PRICING OF FUND SHARES ...................................................   [_]
DIVIDENDS AND DISTRIBUTIONS ..............................................   [_]
TAX INFORMATION ..........................................................   [_]
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ..................................   [_]
FINANCIAL HIGHLIGHTS .....................................................   [_]

                                     SUMMARY



                              INVESTMENT OBJECTIVE



The Fund seeks to provide a high level of total return through a combination of capital appreciation and current income.



FEES AND EXPENSES OF THE FUND:



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.You may qualify for sales charge discounts on Class A Shares if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More Information about these and other discounts is available from your financial professional and in the section entitled "Classes of Shares" on page [__] of this Prospectus.



                                                                    CLASS A   CLASS B   CLASS C   CLASS I
                                                                     SHARES    SHARES    SHARES    SHARES
                                                                    -------   -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ..........................     5.75%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ..........................................     None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) .........................     None      None      None      None
Redemption Fee (as a percentage of amount redeemed
   for shares held 7 days or less) payable to the Fund ..........     2.00%     2.00%     2.00%     2.00%
Exchange Fee ....................................................     None      None      None      None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay
   each year as a percentage of the value of your investment):
Management Fees .................................................     1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees ......................     0.25%     1.00%     1.00%     None
Other Expenses ..................................................    [___]%    [___]%    [___]%    [___]%
[Acquired Fund Fees and Expenses] ...............................    [___]%    [___]%    [___]%    [___]%
                                                                     -----     -----     -----     -----
Total Annual Fund Operating Expenses ............................    [___]%    [___]%    [___]%    [___]%
                                                                     =====     =====     =====     =====



                                 EXPENSE EXAMPLE



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $[__]    $[__]     $[__]      $[__]
Class B Shares ..    $[__]    $[__]     $[__]      $[__]
Class C Shares ..    $[__]    $[__]     $[__]      $[__]
Class I Shares ..    $[__]    $[__]     $[__]      $[__]

You would pay the following expenses if you did not redeem your shares of the
Fund:



                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $[__]    $[__]     $[__]      $[__]
Class B Shares ..    $[__]    $[__]     $[__]      $[__]
Class C Shares ..    $[__]    $[__]     $[__]      $[__]
Class I Shares ..    $[__]    $[__]     $[__]      $[__]



                               PORTFOLIO TURNOVER



The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [--]% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies (i) that are involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications, and Internet (each, a "Utility Company" and collectively, "Utility Companies"), and (ii) that the Fund's portfolio management team of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes have the potential to achieve either capital appreciation or current income. The Adviser will emphasize quality in selecting utility investments, and will look for companies that have proven dividend records and sound financial structures. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends.



In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills, and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stocks; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio management team.



The Fund's assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of common stocks only have rights to the value in the com-pany after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.



The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers.



                                 PRINCIPAL RISKS



YOU MAY WANT TO INVEST IN THE FUND IF:


     -    you are a long-term investor

     -    you seek growth of capital as well as current income

     - you wish to include an income strategy as a portion of your overall investments

     -    you believe that the utilities industry can generate growth of capital


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Fund is also subject to the following risks: that its portfolio companies will reduce or eliminate the dividend rate on the securities held by the Fund, that no event occurs to surface the value expected by the Adviser or that regulatory actions adversely affect the Fund's portfolio securities. As a consequence of its policy of concentrating in the utility industry, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. Foreign securities are subject to currency, information, and political risks.



An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell shares of the Fund, they could be worth more or less than what you paid for them.



The principal risks presented by the Fund are:



     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.



     - FUND AND MANAGEMENT RISK. The Fund's performance may be poorer than that of other funds if, for example, the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the portfolio management team is incorrect in its assessment of the values of the securities the Fund holds, no event occurs which surfaces value, or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.



     - INDUSTRY RISK. The Fund's investments in Utility Companies may be more susceptible to factors affecting those particular types of companies and may decline in value because of various factors, including increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services.



     - REGULATORY RISK. The Fund's investments in Utility Companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares held of a public utility. In addition, various types of ownership restrictions are imposed by the Federal Communications Commission, on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.



                                   PERFORMANCE



The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.gabelli.com.



                           THE GABELLI UTILITIES FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)


                                  (BAR CHART)

2000    16.44%
2001   -15.36%
2002   -15.06%
2003    29.92%
2004    15.39%
2005     8.46%
2006    23.00%
2007     8.66%
2008   -20.92%
2009   [____]%


The bar chart above shows total returns for Class AAA Shares for the years ended 2000 through 2002 and total returns for Class A Shares for the years ended 2003 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was [22.0]% (quarter ended [June 30, 2003]) and the lowest return for a quarter was [(20.5)]% (quarter ended [September 30, 2002]).

                  AVERAGE ANNUAL TOTAL RETURNS
            (FOR THE YEARS ENDED DECEMBER 31, 2009)               PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
---------------------------------------------------------------   -------------   ---------------   --------------
The Gabelli Utilities Fund
Class A Shares (first issued on 12/3102)
   Return Before Taxes ........................................       [__]%            [__]%            [_._]%
   Return After Taxes on Distributions ........................       [__]%            [__]%            [_._]%
   Return After Taxes on Distributions
      and Sale of Fund Shares .................................       [__]%            [__]%            [_._]%
Class B Shares (first issued on 12/3102)
   Return Before Taxes ........................................       [__]%            [__]%            [_._]%
Class C Shares (first issued on 12/3102)
   Return Before Taxes ........................................       [__]%            [__]%            [_._]%
Class I Shares (first issued on 1/11/08)
   Return Before Taxes ........................................       [__]%            [__]%            [_._]%
Standard & Poor's ("S&P") 500 Index (reflects no deduction
   for fees, expenses or taxes) ...............................       [__]%            [__]%            [_._]%
S&P 500 Utilities Index (reflects no deduction for fees,
   expenses or taxes) .........................................       [__]%            [__]%            [_._]%
Lipper Utility Fund Average (reflects no deduction for fees,
   expenses or taxes) .........................................       [__]%            [__]%            [_._]%



The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Fund, which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. [In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains.] Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.



                                   MANAGEMENT



THE ADVISER. Gabelli Funds, LLC, serves as the Adviser to the Fund.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since its inception on [_____________________].



                        PURCHASE AND SALE OF FUND SHARES



The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO funds.



You can purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



                                 TAX INFORMATION



The Fund's distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.



          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.



               INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE,
                    INVESTMENT STRATEGIES, AND RELATED RISKS



The Fund's investment objective is to seek a high level of total return through a combination of capital appreciation and current income. The investment objective of the Fund may not be changed without shareholder approval.



Under normal circumstances, the Fund invests at least 80% of its net assets in securities of Utility Companies that the Adviser believes have the potential to provide either capital appreciation or current income (the "80% Investment Policy"). The 80% Investment Policy may be changed by the Board of Trustees (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. Generally, Utility Companies generate relatively predictable streams of revenue and income, and in the view of the Adviser, are likely to pay dividends. However, the Fund intends to focus on those companies in this industry whose common stocks have the potential for capital appreciation. The Fund's performance is expected to reflect conditions affecting the utilities industry. This industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities, such as nuclear power facilities. These factors may change rapidly. The Adviser emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.



Undervaluation of the stock of a Utility Company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:


     -    the underlying value of a company's fixed assets,

     -    the level of demand for services,

     -    the underlying value of the companies within the utilities industry,

     -    beneficial changes in interest rates,

     -    beneficial changes in the price and availability of fuel,

     -    the value of a consumer or commercial franchise,

     - changes in the economic or financial environment affecting the company,

     -    new or rapidly expanding markets,

     - technological developments or advancements affecting the company or its products,

     - changes in local and national governmental regulations, political climate, or competitive conditions, or

     - changes in environmental protection or energy conservation regulations.

Actual events that may lead to a significant increase in the value of a company's securities include:

     -    favorable earnings surprises relative to analysts' expectations,

     -    a beneficial change in the local or national governmental regulations,

     - a beneficial change in environmental protection regulations or energy conservation regulations,

     -    a merger or reorganization or recapitalization of the company,

     -    a sale of a division of the company,

     -    a tender offer (an offer to purchase investors' shares),

     - the retirement or death of a senior officer or substantial shareholder of the company, or

     -    a beneficial change in the company's dividend policy.


In selecting investments, the Adviser will look for companies that have proven dividend records and sound financial structures. The Adviser will consider factors such as (i) the market price of the issuer's common stock, earnings expectations, earnings and price histories, balance sheet characteristics, perceived management skills, and the conditions affecting the industry in which the issuer practices; (ii) the level of interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating certain kinds of facilities such as nuclear power facilities; (iii) the potential for capital appreciation of the stock; (iv) the dividend income generated by the stock; (v) the prices of the stock relative to other comparable stocks; and (vi) the diversification of the portfolio of the Fund as to issuers. The Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that lose their perceived value relative to other investments in the judgment of the portfolio management team.



The Fund's assets will be invested primarily in a broad range of readily marketable dividend-paying common stocks in the utilities industry. Although many of the common stocks will pay above average dividends, the Fund will buy stock of those companies whose securities have the potential for their prices to increase, providing either capital appreciation or current income for the Fund. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry, and the value of the issuer's assets. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.



The Fund's policy of concentration in companies in the utilities industry is a fundamental policy of the Fund. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.


The Fund may also use the following investment techniques:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies, and instrumentalities or high quality, short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

     - FOREIGN SECURITIES. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers.


The Fund may also engage in other investment practices in order to achieve its investment objective. These are briefly discussed in the Statement of Additional Information ("SAI") which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Fund's website at www.gabelli.com.


Investing in the Fund involves the following risks:


     - EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.


     - FUND AND MANAGEMENT RISK. The Fund's performance may be poorer than that of other funds if, for example, the market favors stocks of companies from different industries over stocks of companies from the utilities industry. If the portfolio management team is incorrect in its assessment of the values of the securities the Fund holds, no event occurs which surfaces value, or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Fund's shares may decline.

     - INDUSTRY RISK. The Fund's investments in Utility Companies may be more susceptible to factors affecting those particular types of companies and may decline in value because of various factors, including increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services.

     - REGULATORY RISK. The Fund's investments in Utility Companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Various regulatory regimes impose limitations on the percentage of the shares held of a public utility. In addition, various types of ownership restrictions are imposed by the Federal Communications Commission, on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund's shares as certain companies prove to be less able to meet the challenge of deregulation.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.



As compensation for its services and related expenses borne by the Adviser for the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.



The Fund's semi-annual report to shareholders for the period ended June 30, 2009 contains a discussion of the basis of the Board's determination to continue the investment advisory agreement as described above.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day investment decisions of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of the Adviser and its predecessor since its inception as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer - Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.



The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts managed by Mr. Gabelli and Mr. Gabelli's ownership of securities, if any, in the funds he manages.



REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the investment advisory agreement.

                               INDEX DESCRIPTIONS



S&P 500 INDEX



The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the S&P 500 Index.



S&P 500 UTILITIES INDEX



The S&P 500 Utilities Index is an unmanaged market capitalizatin weighted Index consisting of the 49 gas, electric, and telephone stocks that are included in the S&P 500 Index, a market capitalization weighted index of common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannont invest directly in the S&P 500 utilities Index.



THE LIPPER UTILITY FUND AVERAGE



The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category.


                                CLASSES OF SHARES


Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are described in a separate prospectus. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO Funds. Class I Shares are available to foundations, endowments, institutions, and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the shares directly through Gabellli & Company, Inc., the Fund's distributor (the "Distributor"), or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table that follows summarizes the differences among the classes of shares.



     - A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.


     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

     -    the length of time you plan to hold the shares;

     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

     - whether you qualify for a reduction or waiver of the Class A sales charge;

     - that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;

     - whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more); and

     -    new investments in Class B Shares are no longer available.

                               CLASS A SHARES              CLASS B SHARES            CLASS C SHARES           CLASS I SHARES
                         --------------------------   ------------------------   ----------------------   ----------------------
Front-End Sales Load?    Yes. The percentage          No.                        No.                      No.
                         declines as the amount
                         invested increases.

Contingent Deferred      No, except for shares        Yes, for shares redeemed   Yes, for shares          No.
Sales Charge?            redeemed within eighteen     within seventy-two         redeemed within twelve
                         months after purchase        months after purchase.     months after purchase.
                         as part of an investment     Declines over time.
                         greater than $1 million
                         if no front-end sales
                         charge was paid at the
                         time of purchase.

Rule 12b-1 Fee           0.25%                        1.00%                      1.00%                    None.

Convertible to Another   No.                          Yes. Automatically         No.                      No.
Class?                                                converts to Class A
                                                      Shares approximately
                                                      ninety-six months after
                                                      purchase.

Fund Expense Levels      Lower annual expenses        Higher annual expenses     Higher annual expenses   Lower annual expenses
                         than Class B or Class C      than Class A Shares        than Class A Shares      than Class A, Class B,
                         Shares. Higher annual        and Class I Shares.        and Class I Shares.      or Class C Shares.
                         expenses than Class I
                         Shares.



The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund's shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").


                  IF YOU...                             THEN YOU SHOULD CONSIDER...
---------------------------------------------   ------------------------------------------
-    qualify for a reduced or waived            purchasing Class A Shares instead of
     front-end sales load                       Class B Shares or Class C Shares

-    do not qualify for a reduced or waived     purchasing Class C Shares instead of
     front-end sales load and intend to hold    either Class A Shares or Class B Shares
     your shares for only a few years

-    do not qualify for a reduced or waived     purchasing Class A Shares instead of
     front-end sales load and intend to hold    either Class B Shares or Class C Shares
     your shares indefinitely

-    are an eligible institution and wish to    purchasing Class I Shares
     purchase at least $500,000 worth of
     shares

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:


                                   SALES CHARGE       SALES CHARGE      REALLOWANCE
                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $50,000                         5.75%              6.10%             5.00%
$50,000 but under $100,000            4.75%              4.99%             4.00%
$100,000 but under $250,000           3.75%              3.90%             3.00%
$250,000 but under $500,000           2.75%              2.83%             2.25%
$500,000 but under $1 million         2.00%              2.04%             1.75%
$1 million but under $2 million       0.00%**            0.00%             1.00%
$2 million but under $5 million       0.00%**            0.00%             0.50%
$5 million or more                    0.00%**            0.00%             0.25%

----------
*    Includes front-end sales load.

** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also know as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the "Letter") agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the forgoing accounts. The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.


LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share ("NAV"). For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account.You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

          -    all of your accounts at the Fund or a broker;

          -    any account of yours at another broker; and

          - accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc., (formerly PFPC Inc.) and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GBL, its officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

     - Class A Shares within approximately eighteen-months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

     -    Class B Shares within approximately seventy-two months of buying them;
          and

     -    Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                            CLASS B SHARES
YEARS SINCE PURCHASE             CDSC
--------------------        --------------
First ...................        5.00%
Second ..................        4.00%
Third ...................        3.00%
Fourth ..................        3.00%
Fifth ...................        2.00%
Sixth ...................        1.00%
Seventh and thereafter ..        0.00%


The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class B Shares of the Fund.


The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.


We will waive the CDSC payable upon redemptions of shares for:


     - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     -    involuntary redemptions made by the Fund;

     - a distribution from a tax-deferred retirement plan after your retirement; and

     - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE - CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.


The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.


RULE 12B-1 PLAN. The Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A Shares, Class B Shares, and Class C Shares of the Fund (each a "Plan"). Under the Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.


The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class B Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to the Class B Shares to finance distributions of its Class B Shares and 0.25% for shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.



Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B Shares and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



REDEMPTION FEE. Generally, if you sell or exchange your shares of any class of the Fund within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any Business Day. You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.


The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street, the Fund's Transfer Agent, on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.


Presently, Class B Shares may only be acquired through an exchange of Class B Shares of certain other Gabelli/GAMCO funds or through reinvestment of dividends or distributions by existing shareholders.


     - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscrip-tion order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

          BY MAIL                 BY PERSONAL DELIVERY

          THE GABELLI FUNDS       THE GABELLI FUNDS
          P.O. BOX 8308           C/O BFDS
          BOSTON, MA 02266-8308   30 DAN ROAD
                                  CANTON, MA 02021-2809

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI UTILITIES FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares - Class A Shares."

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.


CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.


THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales;
(ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.



The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.



Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.


The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.



AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system.You must also have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at
www.gabelli.com.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions,
(ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.


While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker/dealer or other financial intermediary and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exer-cised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within 30 days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payment would be made in portfolio securities only in the rare instance that the Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.


In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     -    you may realize a taxable gain or loss;

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through a registered broker-dealer, bank or other financial intermediary, by telephone, by mail, over the Internet.


     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's NAV of each class is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities for which market quotations are readily available are value at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's NAV that has affected, or is likely to affect, more than minimally the NAV of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.


When a market price is not readily available, a portfolio security is valued at is fair value, as determined in good faith under procedures established by the Fund's Board. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Fund's Board will review the Adviser's fair value determinations periodically. The values of the Fund's portfolio securities may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends, if any, monthly, and to distribute, at least annually, substantially all net capital gain. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchased your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. The Fund has been distributing $0.07 per share on a monthly basis. To the extent that distributions are in excess of the Fund's current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends out of investment company taxable income (including distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (I.E., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at long-term capital gain rates no matter how long you have owned your shares. To the extent distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. Any capital loss carryforward that the Fund has will reduce net capital gain in a subsequent year (thereby reducing the amount of Capital Gain Dividends that the Fund may pay in that year) without a corresponding reduction in current earnings and profits. Therefore, any distributions that exceed net capital gain (as reduced by the carryforward) will be taxable as ordinary income at least to the extent of the carryforward. The current policy of paying a monthly distribution in excess of net investment income, together with 1940 Act limitations on the Fund's ability to designate Capital Gain Dividends, may restrict the Fund's ability to pay out all of its net capital gain as a Capital Gain Dividend. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Fund.


                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY



In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website at WWW.GABELLI.COM. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS



The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years or, if less, the life of the Fund's Class A, Class B, Class C and Class I Shares. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by [__________], independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


Selected data for a share of beneficial interest outstanding throughout each period:


                        INCOME FROM INVESTMENT OPERATIONS                                DISTRIBUTIONS
              ----------------------------------------------------   ----------------------------------------------------
                                             Net
              Net Asset                 Realized and       Total                      Net
   Period       Value,        Net        Unrealized        from          Net        Realized
   Ended      Beginning   Investment   Gain (Loss) on   Investment   Investment     Gain on     Return of       Total
December 31   of Period   Income (a)     Investments    Operations     Income     Investments    Capital    Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -----------   ---------   -------------
CLASS A
   2009        $[_.__]      $[_.__]        $[_.__]        $[_.__]      $[_.__]      $[_.__]      $[_.__]       $[_.__]
   2008          9.12         0.15          (1.97)         (1.82)       (0.12)       (0.02)       (0.70)        (0.84)
   2007          9.19         0.16           0.61           0.77        (0.13)       (0.27)       (0.44)        (0.84)
   2006          8.23         0.18           1.62           1.80        (0.16)       (0.18)       (0.50)        (0.84)
   2005          8.38         0.16           0.53           0.69        (0.15)       (0.09)       (0.60)        (0.84)
CLASS B
   2009        $[_.__]      $[_.__]        $[_.__]        $[_.__]      $[_.__]      $[_.__]      $[_.__]       $[_.__]
   2008          8.63         0.09          (1.86)         (1.77)       (0.12)       (0.02)       (0.70)        (0.84)
   2007          8.80         0.09           0.58           0.67        (0.13)       (0.27)       (0.44)        (0.84)
   2006          7.97         0.11           1.56           1.67        (0.12)       (0.18)       (0.54)        (0.84)
   2005          8.20         0.08           0.53           0.61        (0.09)       (0.09)       (0.66)        (0.84)
CLASS C
   2009        $[_.__]      $[_.__]        $[_.__]        $[_.__]      $[_.__]      $[_.__]      $[_.__]       $[_.__]
   2008          8.67         0.09          (1.86)         (1.77)       (0.12)       (0.02)       (0.70)        (0.84)
   2007          8.84         0.09           0.58           0.67        (0.13)       (0.27)       (0.44)        (0.84)
   2006          8.00         0.11           1.57           1.68        (0.12)       (0.18)       (0.54)        (0.84)
   2005          8.23         0.09           0.52           0.61        (0.09)       (0.09)       (0.66)        (0.84)
CLASS I
   2009        $[_.__]      $[_.__]        $[_.__]        $[_.__]      $[_.__]      $[_.__]      $[_.__]       $[_.__]
   2008(d)       8.94         0.16          (1.82)         (1.66)       (0.12)       (0.02)       (0.70)        (0.84)

                                                                            RATIOS TO AVERAGE NET ASSETS/
                                                                                  SUPPLEMENTAL DATA
                                                              --------------------------------------------------------
                           Net Asset             Net Assets                  Operating       Operating
   Period                    Value,                End of         Net         Expenses         Expenses      Portfolio
   Ended      Redemption     End of     Total      Period     Investment       Net of           Before        Turnover
December 31     Fees(a)      Period    Return+   (in 000's)     Income     Reimbursements   Reimbursements     Rate++
-----------   ----------   ---------   -------   ----------   ----------   --------------   --------------   ---------
CLASS A
   2009       $[_.__]       $[_.__]    [__._]%    $  [_.__]     [_.__]%      [_.__]%          [_.__]%          [__]%
   2008         0.00(b)       6.46     (20.9)      202,112       1.92         1.43(c)          1.43(c)          19
   2007        (0.00)(b)      9.12       8.7       261,468       1.78         1.42(c)          1.41             19
   2006         0.00(b)       9.19      23.0       201,124       2.02         1.44             1.44             24
   2005         0.00(b)       8.23       8.5        81,869       1.88         1.50             1.50             18
CLASS B
   2009       $[_.__]       $[_.__]    [__._]%    $  [_.__]     [_.__]%      [_.__]%          [_.__]%          [__]%
   2008         0.00(b)       6.02     (21.6)          243       1.16         2.18(c)          2.18(c)          19
   2007        (0.00)(b)      8.63       7.9           343       1.02         2.17(c)          2.16             19
   2006         0.00(b)       8.80      22.1           347       1.28         2.19             2.19             24
   2005         0.00(b)       7.97       7.6           331       1.01         2.25             2.25             18
CLASS C
   2009       $[_.__]       $[_.__]    [__._]%    $  [_.__]     [_.__]%      [_.__]%          [_.__]%          [__]%
   2008         0.00(b)       6.06     (21.5)      256,517       1.17         2.18(c)          2.18(c)          19
   2007        (0.00)(b)      8.67       7.8       316,009       1.04         2.17(c)          2.16             19
   2006         0.00(b)       8.84      22.1       209,691       1.27         2.19             2.19             24
   2005         0.00(b)       8.00       7.6        94,118       1.14         2.25             2.25             18
CLASS I
   2009       $[_.__]       $[_.__]    [__._]%    $  [_.__]     [_.__]%      [_.__]%          [_.__]%          [__]%
   2008(d)      0.00(b)       6.44     (19.6)        7,416       2.34         1.18(c)(e)       1.18(c)(e)       19


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 47%, 37% and 33%, respectively.


(a)  Per share data is calculated using the average shares outstanding method.

(b) Amount represents less than $0.005 per share.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2007 would have been 1.41% (Class A) and 2.16% (Class B and Class C). For the year ended December 31, 2008, the effect of custodian fee credits was minimal.


(d) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.



(e)  Annualized.

                       This Page Left Blank Intentionally.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its web-site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                           THE GABELLI UTILITIES FUND

                           CLASS A, B, C, AND I SHARES

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:


                           The Gabelli Utilities Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com


You can also review and/or copy the Fund's prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:


     -    Free from the Fund's website at www.gabelli.com.


     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.


     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

Investment Company Act File No. 811-09397

                           THE GABELLI UTILITIES FUND

                       Statement of Additional Information



                                 April 30, 2010



This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Utilities Fund (the "Fund"). This SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares, each dated April 30, 2009. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses. For a free copy of a Prospectus, please contact the Fund at the address, telephone number, or Internet website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com


CLASS   TICKER SYMBOL
-----   -------------
AAA     GABUX
A       GAVAX
B       GAVBX
C       GAVCX
I       GAVIX


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION .....................................................    [2]
INVESTMENT STRATEGIES AND RISKS .........................................    [2]
INVESTMENT RESTRICTIONS .................................................   [11]
PORTFOLIO HOLDINGS INFORMATION ..........................................   [12]
TRUSTEES AND OFFICERS ...................................................   [14]
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ..............................   [19]
INVESTMENT ADVISORY AND OTHER SERVICES ..................................   [20]
DISTRIBUTION PLANS ......................................................   [27]
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................   [28]
REDEMPTION OF SHARES ....................................................   [30]
DETERMINATION OF NET ASSET VALUE ........................................   [30]
DIVIDENDS, DISTRIBUTIONS, AND TAXES .....................................   [32]
INVESTMENT PERFORMANCE INFORMATION ......................................   [35]
DESCRIPTION OF THE FUND'S SHARES ........................................   [35]
FINANCIAL STATEMENTS ....................................................   [36]
APPENDIX A ..............................................................   [37]

GENERAL INFORMATION

The Fund is a diversified, open-end, management investment company organized under the laws of the state of Delaware on May 18, 1999. The Fund commenced investment operations on August 31, 1999.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. In evaluating a convertible security, Gabelli Funds, LLC the Fund's adviser (the "Adviser") places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The use of convertible securities will allow the Fund to have greater exposure to the telecommunications companies that have superior growth characteristics compared to traditional public utility companies. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Ratings Service ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities.

Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser's portfolio management team, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may invest up to 25% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds"), although the Fund does not expect to invest more than 10% of its assets in such securities. Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's Investors Service, Inc. ("Moody's") and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A "Description of Corporate Debt Ratings."

As in the case of the convertible debt securities discussed above, low rated, and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subjective to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest in warrants and rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest up to 40% of the value of its total assets in foreign securities or depositary receipts for foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

INVESTMENT IN ILLIQUID SECURITIES

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the Securities and Exchange Commission ("SEC"), may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees (the "Board"). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairment to trading patterns of such securities may adversely affect a Fund's liquidity.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser's portfolio management team for the Fund intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 15% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate up to 30% of its assets (not including the amounts borrowed) to secure such borrowings.

Borrowing may exaggerate the effect on net asset value ("NAV") of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.

SHORT SALES

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales. However, short sales "against the box" are not subject to any limitation.

The Fund may make a short sale both to obtain capital appreciation and to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, the security.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short.

SWAPS

The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

OPTIONS

The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade short-term obligations in a segregated account held with its custodian. Whenever the Fund is required to establish a segregated account, notations on the books of the Fund's custodian or fund accounting agent are sufficient to constitute a segregated account. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may write put and call options on stock indices for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one Business Day's notice, or by the Fund on five Business Days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights to the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that, other than to close an existing position, the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may do so at some future date, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities or securities it intends to purchase and reducing risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the portfolio.

In the event the Fund enters into a futures contract representing a net long or short position, the Fund will segregate cash or liquid securities equal to the Fund's potential obligations and its exposure to the value of the contract will be segregated, thereby insuring that the use of the contract is unleveraged. Whenever the Fund is required to establish a segregated account, notations on the books of the Funds custodian or fund accounting agent are sufficient to constitute a segregated account.

The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, particular hedging instruments may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. In addition, as a fundamental policy the Fund will in normal circumstances invest at least 25% of its assets in the utilities industry. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

     1.) Purchase the securities of any one issuer, other than the U.S. government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     2.) Invest more than 25% of the value of its total assets in any particular industry other than the utilities industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or its instrumentalities);

     3.) Make loans of its assets except for: (a) purchasing private or publicly distributed debt obligations, (b) engaging in repurchase agreements, and (c) lending its portfolio securities consistent with applicable regulatory requirements;

     4.) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     5.) Issue senior securities, except to the extent permitted by applicable law;

     6.) Borrow money, except subject to the restrictions set forth in this SAI;

     7.) Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (6) above, not more than 30% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to options, futures, hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies;

     8.) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security;

     9.) Purchase or sell commodities or commodity contracts except for bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests;

     10.) Purchase real estate or interests therein, other than mortgage-backed securities and securities of companies that invest in real estate or interests therein; or

     11.) Invest for the purpose of exercising control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be "interested persons," as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data).

     1.) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     2.) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     3.) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board when such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     4.) To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     5.) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     6.) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund's proxy service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include this information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates, will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS

Under Delaware law, the Fund's Board is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is set forth below.


                            TERM OF     NUMBER OF
                            OFFICE      FUNDS IN
                              AND         FUND
                            LENGTH       COMPLEX
    NAME, POSITION(S)       OF TIME     OVERSEEN            PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
   ADDRESS(1) AND AGE      SERVED(2)   BY TRUSTEE           DURING PAST FIVE YEARS                   HELD BY TRUSTEE(3)
-----------------------   ----------   ----------   ------------------------------------   ---------------------------------------
INTERESTED TRUSTEE(4):

MARIO J. GABELLI          Since 1999       26       Chairman and Chief Executive Officer   Director of Morgan Group Holdings, Inc.
Trustee and Chairman of                             of GAMCO Investors, Inc. and Chief     (holding company); Chairman of the
the Board                                           Investment Officer - Value             Board of LICT Corp. (multimedia and
Age: 67                                             Portfolios of Gabelli Funds, LLC and   communication services); Director of
                                                    GAMCO Asset Management Inc.;           CIBL, Inc. (broadcasting and wireless
                                                    Director/Trustee or Chief Investment   communications)
                                                    Officer of other registered
                                                    investment companies in the
                                                    Gabelli/GAMCO Funds complex;
                                                    Chairman and Chief Executive Officer
                                                    of GGCP, Inc.

INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA       Since 1999       34       President of the law firm of Anthony                      --
Trustee                                             J. Colavita P.C.
Age: 74

VINCENT D. ENRIGHT        Since 1999       16       [Retired-] Former Senior Vice          Director of Echo Therapeutics, Inc.
Trustee                                             President and Chief Financial          (therapeutics and diagnostics)
Age: 66                                             Officer of KeySpan Corporation
                                                    (public utility) (1994-1998)

MARY E. HAUCK             Since 2000        3       Retired Senior Manager of the                             --
Trustee                                             Gabelli O'Connor Fixed Income Mutual
Age: 67                                             Funds Management Company

KUNI NAKAMURA             Since 2009       [9]      President of Advanced Polymer, Inc.                       --
Trustee
Age: 41

WERNER J. ROEDER, MD      Since 1999       22       Medical Director of Lawrence                              --
Trustee                                             Hospital and practicing private
Age: 69                                             physician


(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.


                             TERM OF
                             OFFICE
                              AND
                             LENGTH
     NAME, POSITION(S)       OF TIME                                      PRINCIPAL OCCUPATION(S)
    ADDRESS(1) AND AGE      SERVED(2)                                      DURING PAST FIVE YEARS
------------------------   ----------   ------------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT            Since 2003   Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and
President                               an officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 58                                 complex; Director and President of Teton Advisors, Inc., 1998 through 2008; Chairman of
                                        Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors Inc., since
                                        2008.

AGNES MULLADY              Since 2006   Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli
Treasurer and Secretary                 Funds, LLC since 2007; Officer of all of the registered investment companies in the
Age: [51]                               Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and
                                        Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005.

PETER D. GOLDSTEIN         Since 2004   Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex.
Age: 57


(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

STANDING BOARD COMMITTEES


The Board has established three standing committees in connection with its governance of the Fund - Audit, Nominating, and Proxy Voting.

The Fund's Audit Committee consists of three members: Messrs. Enright (Chairman), Colavita and Roeder, who are Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Fund on February 25, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit Committee met twice.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2009. The Fund does not have a standing compensation committee.

The Proxy Voting Committee consists of three members: Messrs. Enright (Chairman), Colavita, and Roeder, who are Independent Trustees of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2009.


TRUSTEE OWNERSHIP OF FUND SHARES


Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee as of December 31, 2009.

                            DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                        OF EQUITY SECURITIES    OF EQUITY SECURITIES
    NAME OF TRUSTEE       HELD IN THE FUND*     HELD IN FUND COMPLEX*
---------------------   --------------------   ----------------------
INTERESTED TRUSTEE:
Mario J. Gabelli                 [E]                     [E]
INDEPENDENT TRUSTEES:
Anthony J. Colavita**            [C]                     [E]
Vincent D. Enright               [B]                     [E]
Mary E. Hauck                    [B]                     [E]
Kuni Nakamura                   [__]                    [___]
Werner J. Roeder, MD             [A]                     [E]

*    KEY TO DOLLAR RANGES - INFORMATION AS OF DECEMBER 31, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Mr. Colavita beneficially owns [less than 1%] of the common stock of The LGL Group, Inc. having a value of $[4,389] as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.


TRUSTEE AND OFFICER COMPENSATION


No director, officer, or employee of the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer, or employee of the Adviser or any of their affiliates, $6,000 per annum plus $1,000 per meeting attended in person and $500 per meeting by telephone and reimburses each Trustee for related travel and other out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting. The lead director and Chairman of the Audit Committee each receive an additional $1,000 per annum. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings, on behalf of multiple funds.

The following table sets forth certain information regarding the compensation of the Fund's Trustees. [No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2009].

                               COMPENSATION TABLE
                             AGGREGATE COMPENSATION
                                 FROM REGISTRANT
                                  (FISCAL YEAR)

                               AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM THE
NAME  OF PERSON AND POSITION       FROM THE FUND           FUND AND FUND COMPLEX*
----------------------------   ----------------------   ---------------------------
INTERESTED TRUSTEE:
Mario J. Gabelli
Chairman of the Board                  $     0                 $      0(26)
INDEPENDENT TRUSTEES:
Anthony J. Colavita
Trustee                                $11,000                 $263,438(35)
Vincent D. Enright
Trustee                                $13,000                 $129,438(15)

Mary E. Hauck
Trustee                                $11,000                 $ 17,000(3)
Kuni Namkamura
Trustee                                $ 1,750                 $ 12,250([3])
Werner J. Roeder, MD
Trustee                                $11,000                 $115,500(22)

* Represents the total compensation paid to such persons for the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.


CODE OF ETHICS

The Fund, its Adviser, and Gabelli & Company, Inc. (the "Distributor") have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the Board, to classify the Board, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser, or principal underwriters, or other principal underwriter, on the other hand, the conflict will be brought to the Board's Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Trustees of the Fund to vote the proxies, which would potentially include the Board's Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.


The Fund filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



As of April [___], 2010, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS         % OF CLASS   NATURE OF OWNERSHIP
----------------         ----------   -------------------
[TO BE INSERTED LATER]
CLASS AAA
CLASS A
CLASS B

CLASS C
CLASS I

* Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of a class of the Fund may be deemed to represent control of the class, as that term is defined in the 1940 Act.

As of April [___], 2010, as a group, the Trustees and Officers of the Fund owned [less than 1%] of the outstanding shares (aggregating all classes) of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Adviser acted as registered investment adviser to 26 management investment companies with aggregate net assets of $[14.8] billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $[26.9] billion as of December 31, 2009. GAMCO Asset Management Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub adviser to management investment companies having aggregate assets of $[11.2] billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $[305] million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $[26] million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $[537] million under management as of December 31, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc., was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2009.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Contract (the "Contract"), which was approved by the Fund's sole shareholder on May 19, 1999. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of the Fund.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, the Fund's Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities;
(iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectuses and Statement of Additional Information, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV per share of each Class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.


The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for its personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2009, the Fund [reimbursed] the Adviser $45,000 in connection with the cost of computing the Fund's NAV.


The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets and allocable to each class on the basis of the assets attributable to such class.


Advisory Fees Paid to the Adviser by
              the Fund
  (Fiscal Years ended December 31)
-----------------------------------
2009                     $  [______]
2008                     $6,714,038
2007                     $6,783,610


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED


The information below provides summary information regarding accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2009.

                                                                              # OF
                                                                            ACCOUNTS
                                                                             MANAGED
                                                                              WITH
                                                        TOTAL               ADVISORY      TOTAL ASSETS
     NAME OF                                            # OF                FEE BASED    WITH ADVISORY
    PORTFOLIO                                          ACCOUNTS    TOTAL       ON         FEE BASED ON
     MANAGER                TYPE OF ACCOUNTS            MANAGED   ASSETS   PERFORMANCE    PERFORMANCE
----------------   ---------------------------------   --------   ------   -----------   -------------
Mario J. Gabelli   Registered Investment Companies:      [___]    $[___]B     [___]          $[___]B
                   Other Pooled Investment Vehicles:     [___]    $[___]M     [___]          $[___]M
                   Other Accounts:                       [___]    $[___]B     [___]          $[___]M


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only one fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by the other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these Funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.


SELECTION OF BROKER/DEALERS. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the portfolio manager with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli's position with the Distributor, and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund.


VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND


Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by Mr. Gabelli:

                   DOLLAR RANGE OF EQUITY SECURITIES HELD
      NAME                        IN THE FUND*
----------------   --------------------------------------
Mario J. Gabelli                     [E]

----------
*    KEY TO DOLLAR RANGES - INFORMATION AS OF DECEMBER 31, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc., ("PNC" or the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all of the Fund Board meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[________], independent registered public accounting firm for the Fund, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR


To implement the Fund's Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSC") for Class A, Class B, and Class C Shares received and retained by the Distributor.

               SALES COMMISSIONS FOR THE YEARS ENDED DECEMBER 31:

                                        2007                         2008                         2009
                           ---------------------------  ---------------------------  ---------------------------
                                             RETAINED                     RETAINED                     RETAINED
                                                BY                           BY                           BY
SHARE CLASS                  COMMISSIONS   DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR    COMMISSIONS   DISTRIBUTOR
-----------                --------------  -----------  --------------  -----------  --------------  -----------
CLASS A SALES COMMISSIONS      $4,772,004     $718,099      $2,819,408    $416,522        $[______]    $[____]
CLASS A CDSCS              Not Applicable     $  2,074  Not Applicable    $  6,437   Not Applicable    $[____]

CLASS B CDSCS              Not Applicable     $  6,187  Not Applicable    $     73   Not Applicable    $[____]
CLASS C CDSCS              Not Applicable     $ 45,978  Not Applicable    $ 71,017   Not Applicable    $[____]

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during 2009.

     NET
UNDERWRITING      COMPENSATION
DISCOUNTS AND    ON REDEMPTIONS    BROKERAGE        OTHER
 COMMISSIONS    AND REPURCHASES   COMMISSIONS   COMPENSATION
-------------   ---------------   -----------   ------------
   $[____]          $[____]          $[____]         N/A


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, Class B, and Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board, including a majority of the Independent Trustees. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which expenditures were made.


For the fiscal year ended December 31, 2009, the Distributor identified expenditures for the Fund of approximately $[____] for advertising and promotion, $[____] for printing, postage, and stationary, $[____] for overhead support expenses, $[____] for salaries of personnel of the Distributor, $[____] for advanced commissions, and $[____] for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sale charge permitted by the Financial Industry Regulatory Authority ("FINRA").


Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares.

Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund's Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Fund and by a vote of the majority of Independent Trustees cast in person at a meeting called for the purpose of such approval. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.


For the fiscal year ended December 31, 2009, the Fund incurred distribution costs for Class AAA, Class A, Class B, and Class C Shares of $[____] payable to the Distributor. The plan compensates the Distributor regardless of its expense.


The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.


Class AAA Shares were first offered to the public on August 31, 1999. Class A Shares, Class B Shares, and Class C Shares were first offered to the public on December 31, 2002. Class I Shares were first offered to the public on January 11, 2008.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the applicable Prospectus for Class AAA, Class A, Class B, and Class C Shares under the "Summary" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli Companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided, and based on such determinations, the Adviser has allocated brokerage commissions of $[____] on portfolio transactions in the principal amount of $[_____] during the fiscal year ended December 31, 2009 to broker dealers who provided research services to the Adviser.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for purchases or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Fund's Board has adopted procedures which provide that commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including its Independent Trustees, review such commissions and transactions quarterly and such procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the year ended December 31 as indicated:


                                                FISCAL YEAR ENDED
                                                   DECEMBER 31,     COMMISSIONS PAID
                                                -----------------   ----------------
Total Brokerage Commissions                           2007              $528,434
                                                      2008              $304,606
                                                      2009              $[_____]
Commission paid to Gabelli & Company                  2007              $422,636
                                                      2008
                                                                        $263,285
                                                      2009              $[_____]
% of Total Brokerage Commissions paid
   to Gabelli & Company                               2009               [_____]%
% of Total Transactions involving Commissions         2009               [_____]%
   paid to Gabelli & Company

As of the fiscal year ended December 31, 2009, the Fund [did not] hold securities of its regular broker-dealers or their parents.


                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Fund and taken at their value used in determining the Fund's NAV per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within 7 days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectuses. The fee is not a sales charge (load) and is paid directly to the fund and not to the Adviser or Distributor.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class B and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, then the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts, securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board. Further information on fair valuation is provided in the Fund's Prospectuses under "Pricing of Fund Shares."

In addition, whenever developments occur in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES


Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions.


GENERAL



Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



TAX STATUS OF THE FUND


The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than

U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all of its income and gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to atleast the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year-end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for previous years that were not distributed during such years and upon which no income tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.


DISTRIBUTIONS


Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly designated distributions are attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate of 15%, provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011 and thereafter revert to ordinary income rates, unless extended legislation. This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011 and thereafter revert to ordinary income rates. Properly-designated dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Distributions of gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. The maximum U.S. Federal income tax rate on net capital gain of individuals is generally 15% for such gain recognized before January 1, 2011, unless extended by legislation.

To the extent that the Fund retains any net capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form and a claim for refund that allows them to recover the tax paid on their behalf. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder's basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares (capital gain, if the shareholder holds his shares as capital assets).

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain distribution). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.


FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS

Upon a redemption, sale, or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder's holding period for the shares and the shareholder's level of taxable income. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gains, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

BACKUP WITHHOLDING


The Fund generally will be required to withhold U.S. federal income tax ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

CERTAIN REPORTABLE TRANSACTIONS

If a shareholder recognizes, in any taxable year, a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXATION

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).


For taxable years beginning before January 1, 2010 (and, if extended pursuant to pending legislation, for a taxable year beginning before January 1, 2011), properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.


FUND INVESTMENTS

OPTIONS, FUTURES, AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect the characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper (a Reuters Company), Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to the Distributor.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.001 per share). The Fund's shares have no preemptive or conversion rights.

VOTING RIGHTS

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware statutory trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Agreement and Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than 66 2/3% of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Agreement and Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemption from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

LIABILITIES

The Fund's Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2009, including the Report of [_______], independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. [_____] provides audit services, tax return preparation and assistance, and other assurance in connection with certain SEC filings.

APPENDIX A



                      DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to very high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA:          An obligation rated 'AAA' has the highest rating assigned by S&P.
              The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:          An obligation rated 'BBB' exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B,        Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
CCC,          having significant speculative characteristics. 'BB' indicates the
CC, C         least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or   The ratings from AA to CCC may be modified by the addition of a
Minus (-)     plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                            PART C: OTHER INFORMATION

Item 28. EXHIBITS.

          (a)(1) Agreement and Declaration of Trust of Registrant, dated May 19, 1999, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on August 20, 1999 (Accession No. 0000950172-99-001100) ("Pre-Effective Amendment No. 1").

          (a)(2) Supplemental Declaration of Trust of the Registrant, dated April 29, 2005, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001072) ("Post-Effective Amendment No. 7").


          (a)(3) Amended and Restated Agreement and Declaration of Trust, dated August 19, 2009, is filed herewith.


          (b) By-Laws of Registrant, dated May 19, 1999, are incorporated by reference to Pre-Effective Amendment No. 1.

          (c)      Not Applicable.

          (d) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated August 31, 1999, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000198) ("Post-Effective
                   Amendment No. 1").

          (e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated July, 1999, is incorporated by reference to Post-Effective Amendment No. 1.

          (f)      Not Applicable.

          (g)(1) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000394) ("Post-Effective Amendment No. 3").

          (g)(2) Custodian Fee Schedule between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 1.

          (h) Registrar, Transfer Agency and Service Agreement between the Registrant and State Street, dated August 31, 1999, is incorporated by reference to Post-Effective Amendment No. 1.

          (i) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP is incorporated by reference to Pre-Effective Amendment No. 1.

          (j)(1) Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm, to be filed by Amendment.


          (j)(2) Power of Attorney for Anthony J. Colavita, Vincent D. Enright, Mario J. Gabelli, Mary E. Hauck, Karl Otto Pohl and Werner J. Roeder, dated May 16, 2001, is incorporated by reference to Post-Effective Amendment No. 3.

          (k)      Not Applicable.

          (l) Purchase Agreement with initial shareholder dated August 3, 1999, is incorporated by reference to Pre-Effective Amendment No. 1.

          (m)(1) Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, dated May 19, 1999, is incorporated by reference to Pre-Effective Amendment No. 1.

          (m)(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated May 19, 1999, is incorporated by reference to Pre-Effective Amendment No. 1.

          (m)(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares, dated May 19, 1999, is incorporated by reference to Pre-Effective Amendment No. 1.

          (m)(4) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated May 19, 1999, is incorporated by reference to Pre-Effective Amendment No. 1.

          (n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, is incorporated by reference to Post-Effective Amendment No. 7.

          (o)      Not Applicable.


          (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001130).


Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item 30. INDEMNIFICATION

          Section 4.2 of Article IV of Registrant's Agreement and Declaration of Trust, Section 5 of the Investment Advisory Agreement and Section 10 of the Distribution Agreement are hereby incomporated by reference to Exhibits (a), (d) and (e).

          Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust, its By-laws, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

          The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. PRINCIPAL UNDERWRITER

          (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

          (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

          (c)  Not Applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     1.   Gabelli Funds, LLC
          One Corporate Center
          Rye, New York 10580-1422

     2.   PNC Global Investment Servicing (U.S.) Inc.
          99 High Street
          Boston, Massachusetts 02110

     3.   PNC Global Investment Servicing (U.S.) Inc.
          760 Moore Road
          King of Prussia, Pennsylvania 19406

     4.   State Street Bank and Trust Company
          One Heritage Drive
          North Quincy, Massachusetts 02171

     5.   Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

Item 34. MANAGEMENT SERVICES

          Not Applicable.

Item 35. UNDERTAKINGS

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI UTILITIES FUND, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 26th day of February, 2010.

                                        THE GABELLI UTILITIES FUND


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President and Principal Executive
                                            Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                              TITLE                            DATE
-------------------------------------   ------------------------------   -----------------


Mario J. Gabelli*                       Chairman of the Board            February 26, 2010
-------------------------------------   (Chief Investment Officer)
Mario J. Gabelli


/s/ Bruce N. Alpert                     President                        February 26, 2010
-------------------------------------   (Principal Executive Officer)
Bruce N. Alpert


/s/ Agnes Mullady                       Secretary and Treasurer          February 26, 2010
-------------------------------------   (Principal Financial Officer)
Agnes Mullady


Anthony J. Colavita*                    Trustee                          February 26, 2010
-------------------------------------
Anthony J. Colavita


Vincent D. Enright*                     Trustee                          February 26, 2010
-------------------------------------
Vincent D. Enright


Mary E. Hauck*                          Trustee                          February 26, 2010
-------------------------------------
Mary E. Hauck


                                        Trustee
-------------------------------------
Kuni Nakamura


Werner J. Roeder*                       Trustee                          February 26, 2010
-------------------------------------
Werner J. Roeder


*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


 Exhibit
 NUMBER    DESCRIPTION
--------   ---------------------------------------------------------------------
28(a)(3)   Amended and Restated Agreement and Declaration of Trust, dated
           August 19, 2009.